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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

    We hereby consent to the incorporation by reference in Registration Statements, File Nos. 333-2488 and 333-12422., of QLT Inc. on Form S-8, of our report dated February 4, 2003, appearing in this Annual Report on Form 10-K of QLT Inc. for the year ended December 31, 2002.




/S/ DELOITTE & TOUCHE LLP
Chartered Accountants
Vancouver, B.C.

March 28, 2003